*Confidential Treatment Requested

Exhibit 10p

Bristol-Myers Squibb Company

345 Park Avenue

New York, NY 10154

January 1, 2013

Sanofi

54, rue la Boétie

75008 Paris, FRANCE

Ladies and Gentlemen:

Reference is hereby made to that certain Master Restructuring Agreement, dated as of September 27, 2012 (the “Master Restructuring Agreement”), by and between Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), and Sanofi, a société anonyme organized under the laws of the French Republic (“Sanofi”). Pursuant to Section 12.8 of the Master Restructuring Agreement, BMS and Sanofi intend to modify, amend or otherwise supplement the Master Restructuring Agreement as set forth herein. This letter shall be construed as an integral part thereof. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Restructuring Agreement.

In consideration of the mutual covenants and the terms and conditions contained herein, and for good, valuable and binding consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Exhibit A attached hereto contains a description of the status, as of December 19, 2012, of the transfer of the marketing authorizations for the Products currently held by BMS or its Affiliates that are set forth on Schedule 5.1(a) of the Master Restructuring Agreement and as amended hereto, the remaining steps required to complete the transfer of such marketing authorizations and the timeline for implementing such steps.

2. On the Initial Closing Date, Sanofi SA, a Swiss Affiliate of Sanofi, shall purchase the [*] shares of Sanofi/Bristol-Myers Squibb SA held by Bristol-Myers Squibb AG for a purchase price of [*] (“Swiss Purchase Price”) in accordance with the agreement substantially in the form attached hereto as Exhibit B. The Swiss Purchase Price shall be deducted from the remuneration to be made by JVA to BMS in accordance with the terms and provisions of the Master Restructuring Agreement, Amended and Restated Territory A Clopidogrel License, the Amended and Restated Territory A Irbesartan License, and the Amended and Restated Territory A Know-How License.

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3. Section 3.3(a) of the Master Restructuring Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Each of the Parties shall (i) cause their Affiliate(s) and/or their partnerships referenced herein, as applicable, to execute supply or tolling agreements in substantially the forms attached hereto as Exhibits 3.3(a)[1] to [5] as of the Initial Closing Date and (ii) agree in good faith to amend the existing quality agreements prior to [*] to reflect changes in the underlying responsibilities of the Parties and their Affiliates (“Quality Agreement Amendments” and, together with the agreements referenced in clause (i) above, the “Supply Agreements”), in order to memorialize the supply or tolling arrangements for: (A) manufacturing finished Product tablets and packaging for Clopidogrel Products in the U.S.; (B) packaging and releasing Irbesartan Products and Clopidogrel Products for Mexico, Argentina and Colombia; and (C) manufacturing Irbesartan API and Irbesartan intermediates for Irbesartan Products throughout the world (other than in Japan) as described in this Article III.”

4. Section 2.2 of the Master Restructuring Agreement is hereby amended as follows to reflect that USIrbeJV shall use commercially reasonable efforts to sell the inventory owned by USIrbeJV to wholesalers prior to the Initial Closing Date1:

(a) by deleting the first sentence of subsection (b) in its entirety and replacing it with the following:

“BMS’s overall remuneration for the sale of its interest in USIrbeJV, forbearance of certain rights under the Alliance Agreements relating to USIrbeJV, and continuing use of the BMS Brands in accordance with Article VI hereof, shall consist of the payment (on a quarterly basis and payable in the following quarter) of the applicable percentage (as set forth in Table 2.2(b) below and subject to the provisions of Sections 2.2(c) and (d) herein) of IFRS Net Sales in the U.S. of Irbesartan Products between the Initial Closing Date and the Termination Date, less [*]. If the net first quarterly payment is [*], then the balance of such amount shall be [*] from succeeding quarterly payments until [*], at which time, no [*] shall apply to such quarterly payments.”

(b) by deleting subsection (e) in its entirety and replacing it with the following:

“(e) [Intentionally Omitted]”

5. The Parties shall cooperate in good faith to agree upon an equitable allocation of liabilities between the Parties and their respective Affiliates in each of the Co-Marketing countries with respect to [*] for (a) Products sold by BMS or its Affiliates prior to the Initial Closing Date and (b) Products sold on or after the Initial Closing Date by Sanofi or its Affiliates from Transferred Inventory. In all Co-Marketing countries, the principles set forth in the applicable termination agreements for the Co-Marketing distribution agreements shall apply and shall be supplemented with the following provisions, on a country-by-country basis, when the liability for [*] cannot be clearly allocated to a specific party:

•	Germany: BMS’s Affiliate in Germany shall manage and process, at its own cost and expense, [*] from [*] until [*]. After [*], Sanofi shall manage and process, at its own cost and expense, [*] of [*].

[1]	In the event that there are products remaining in the inventory held by USIrbeJV as of the Initial Closing Date, such inventory shall be destroyed after the Initial Closing Date. Costs of such destruction shall be equally shared between Sanofi and BMS.

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BMS shall manage and assume liability for [*] of [*] until [*]. After [*], Sanofi shall manage and assume liability for [*] of [*].

•

Italy: BMS’s Affiliate in Italy shall manage and process, at its own cost and expense, [*] of [*] through [*]. Sanofi shall manage and process, at its own cost and expense, [*] of such [*] from and after [*].

•	Australia: No need for specific arrangements.

•

Argentina: BMS’s Affiliate in Argentina shall manage and process, at its own cost and expense, [*] of [*] through [*]. Sanofi shall manage and process, at its own cost and expense, [*] of such [*] from and after [*].

•	Greece: Sanofi shall manage and process, at its own cost and expense, [*] of [*] as of the Initial Closing Date.

•

Spain: When the Sanofi Affiliate or the BMS Affiliate has sold [*]% or more of the Products corresponding to a batch of [*], then [*]% of the [*] corresponding to such batch shall be managed and processed by the Sanofi Affiliate or BMS Affiliate, respectively (such party, the “Marketing Party”), that sold such batch, at its own cost and expense. All costs of [*] for the [*] shall be the sole responsibility of the Marketing Party. If either the Sanofi Affiliate or the BMS Affiliate receives [*] that are part of the batches sold by the Marketing Party, the party that received such [*] shall deliver such [*] to the Marketing Party, together with a copy of any necessary documents related to such [*]. Any costs for transferring such [*] to the Marketing Party shall be assumed by the Marketing Party.

•	Mexico: Sanofi shall manage and process, at its own cost and expense, [*] of [*] as of the Initial Closing Date.

For further clarity, notwithstanding Section 5.1 of the transition distribution agreements to be executed by the Parties’ respective Affiliates and effective as of the Initial Closing Date, Sanofi shall be responsible for the costs of [*] sold on or after the Initial Closing Date pursuant to a transition distribution agreement if the recall is caused by the fault or negligence of Sanofi or its Affiliates.

In Co-Promotion countries, other than Canada, the management of returns shall be managed by the Managing Partner in accordance with Section 5 of the Agreed Principles for the Winding-Up of Local Partnerships, which is attached as Exhibit 2.1(i) to the Master Restructuring Agreement.

Subject to Paragraph 9 below, in Canada, Section 5 of the Agreed Principles for the Winding-Up of Local Partnerships is amended to the extent necessary to reflect Exhibit C attached hereto when the liability for returns, rebates, credits or chargebacks cannot be allocated to a Product sold by the local Canadian partnership prior to the Initial Closing Date or by local Sanofi Affiliate after the Initial Closing Date.

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6. The Parties acknowledge that Sanofi and its Affiliates shall have the exclusive right to distribute the Products in the relevant Territory as of the Initial Closing Date. In those Co-Marketing countries where the applicable local BMS Affiliates and the applicable local Sanofi Affiliates enter into transition distribution agreements effective as of the Initial Closing Date, Sanofi shall not enter into any new, or amend any existing, agreements or arrangements, including tenders for supply contracts, after the Initial Closing Date where such agreement or arrangement relate to a Products that is subject to such transitory distribution agreement and would create an obligation (including, without limitation, as a guarantor) or administrative or reporting burden on the part of BMS or its local Affiliate after the Initial Closing Date, without BMS’s prior written consent. If BMS consents to the entry into such agreement or arrangement, then Sanofi shall indemnify, defend and hold harmless BMS and its Affiliates from any [*] and [*]; provided, that BMS provides notice to Sanofi and allows Sanofi to control the defense and settlement of any third party claims for damages in a manner consistent with that described for cases where BMS controls the defense and settlement of the German Actions as provided in paragraph 7(i) below. For clarity, the preceding sentence shall not apply to claims of personal injury or death based on product liability or similar claims, the indemnification and liability for which shall remain governed by the Master Restructuring Agreement.

7. For purposes of clarity:

(i) Sanofi acknowledges that, under the terms of the Master Restructuring Agreement, (a) [*] may commence actions in [*] after the Initial Closing Date to [*] the [*] that [*] on [*] prior to the Initial Closing Date (the [*]), (b) [*] shall not [*], and (c) [*] shall belong to [*] and [*]. In addition to any rights to indemnification that [*] may have under the applicable Alliance Support Agreement in accordance with Section 9.1(a) of the Master Restructuring Agreement, [*] shall indemnify, defend and hold harmless [*] from any [*] and [*], against whom [*] and are [*]; provided that (a) a [*], must in each case, [*]; and (b) [*] provides prompt notice to [*] and not [*], and [*] shall have the right to [*]. In addition, [*] shall reimburse [*] for any [*] and [*].

(ii) With respect to:

(a) any lawsuits brought in countries in [*], after the Initial Closing Date relating to [*], prior to the Initial Closing Date, [*] and/or

(b) any lawsuits brought by the [*] relating to [*], prior to the Initial Closing Date, of [*],

such litigation shall be governed by section 7.2(b) of the Master Restructuring Agreement, provided, that in any such litigation in which BMS participates, (i) any damages or awards from such proceedings will be determined on a [*] basis (as opposed to applying the [*] in [*] of the applicable Alliance Support Agreement) and (ii) all key litigation decisions and strategies of BMS and Sanofi (or of the BMS Partner and the Sanofi Partner if a Partnership is involved) shall be mutually agreed by the Parties.

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8. BMS shall assign to Sanofi, as of the Initial Closing Date, those tenders in [*] and [*] listed in Exhibit D for which BMS has obtained, on or prior to the Initial Closing Date, the third party consents necessary for the assignment of such tender(s) to Sanofi. Promptly after the Initial Closing Date, BMS shall provide to Sanofi a written list of such assigned tenders, together with a copy of the consent letter obtained by BMS for the assignment of the tender(s).

For those tenders in [*] and [*], which third party consent for the assignment to Sanofi has not been obtained by BMS as of the Initial Closing Date, BMS shall continue to use commercial reasonably efforts to obtain such consent as soon as reasonably practicable from and after the Initial Closing Date until [*]. Sanofi shall assume all tenders for which BMS has obtained, on or prior to [*], the consent to assignment to Sanofi. All tenders for which BMS has not obtained the consent to the assignment to Sanofi on or prior [*] shall not be assigned to Sanofi and shall remain with BMS (each a “Non-Assigned Tender” and, collectively, the “Non-Assigned Tenders”).

For those tenders in [*] which have been entered into by [*] under contracts with [*] and [*], [*] shall use its commercially reasonable efforts to terminate its agreement with [*] with respect to the Irbesartan Products and Clopidogrel Products to be supplied by [*] under said two contracts so that [*] may enter into a new agreement with [*] for such supply. If [*] is unable to terminate its agreement with [*] (the [*]), such agreement shall remain with [*].

BMS shall be solely liable for and shall indemnify, defend and hold harmless Sanofi and its Affiliates from any [*] and [*]; provided, that Sanofi provides notice to BMS and allows BMS to control the defense and settlement thereof in the same manner as provided in paragraph 7(i) above for a German Action. For clarity, the preceding sentence shall not apply to claims of personal injury or death based on product liability or similar claims, the indemnification and liability for which shall remain governed by the Master Restructuring Agreement.

Notwithstanding the foregoing, [*] shall make their commercially reasonable efforts to supply Products that may be ordered from [*] by a Tender Contractee under the Non-Assigned Tenders and the [*] in accordance with the terms of the applicable tender (as communicated by [*] to [*]), if in the reasonable opinion of [*], such direct supplies by [*] are legally feasible. If a Tender Contractee under the Non-Assigned Tenders and the [*] refuses to purchase a Product directly from [*] and requires that [*] supply such Product, then [*] will endeavor in good faith to find a mutually acceptable, lawful solution that will allow for such supply by [*].

9. Should [*] the [*] for a [*] after the Initial Closing Date in a manner that results in [*]. Specifically, [*] shall apply the [*] first to their [*] and only if [*] would the [*] assume responsibility for the [*]. The information and calculation of the [*] shall be shared with [*] and agreed to [*] prior to [*]. New [*] and [*] information shall be [*] and adjusted accordingly.

10. The “Responsible Person” nominated for the Australia Pharmaceutical Benefits Scheme (“PBS”) items has obligations regarding disclosure of information according to

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applicable Australian legislation. In the event that the transfer from BMS to Sanofi of the “Responsible Person” for the Pharmaceutical Benefits Schedule listing of relevant brands occurs after the Initial Closing Date, the Parties agree to the following approach to fulfil these obligations:

•

BMS shall give authority to an authorized person at Sanofi to disclose information for the relevant brands (Iscover® and DuoCover®) for the period from the Initial Closing Date until the date on which Sanofi becomes the “Responsible Person” (the “PBS Transition Period”), given that Sanofi shall have the required sales data, but BMS will have been the Responsible Person for that period under the PBS. After the PBS Transition Period, Sanofi shall make all required disclosures under the PBS thereafter.

•

Sanofi shall give authority to an authorized person at BMS to disclose, as and when required by law, with respect to sales during the period from [*] through [*], such information and sales data that is required from the Responsible Person during such period, given that BMS shall have the required sales data.

•	Copies of the authorities for disclosure shall be provided to the Department of Health and Ageing before the transition date.

11. Schedule 2.10 (Inventory Purchase) to the Master Restructuring Agreement is hereby replaced in its entirety with the Schedule 2.10 attached hereto.

12. Schedule 4.2(b) (Assigned Contracts) to the Master Restructuring Agreement is hereby replaced in its entirety with the Schedule 4.2(b) attached hereto. To the extent that any required consent for the assignment of an Assigned Contract has not been received as of the Initial Closing Date, BMS shall use commercially reasonable efforts to obtain such required consent and BMS and Sanofi shall work together to negotiate in good faith a commercially reasonable and mutually agreeable arrangement under which Sanofi would obtain the benefits and assume the obligations thereunder, or under which BMS would enforce for the benefit of Sanofi, with Sanofi assuming BMS’s obligations, any and all rights of BMS against a third party thereto.

13. Schedule 5.1(a) (Marketing Authorizations) to the Master Restructuring Agreement is hereby amended to reflect that the Duocover marketing authorization in Mexico that had originally been identified as a marketing authorization to be withdrawn will instead be transferred to the Sanofi Affiliate in Mexico.

14. Schedule 7.2(b) (Intellectual Property Actions) to the Master Restructuring Agreement is hereby replaced in its entirety with the Schedule 7.2(b) attached hereto.

15. Schedule 9.1 (Pending Claims) to the Master Restructuring Agreement is hereby replaced in its entirety with the Schedule 9.1 attached hereto.

16. Except as expressly modified herein, the Master Restructuring Agreement, including the exhibits schedules thereto, together with the other instruments referred to therein, including the Settlement Agreement, the Alliance Agreements and the Closing Date Agreements, is unchanged and remains in full force and effect. In the event of a conflict between the terms of the Master Restructuring Agreement and the terms of this letter agreement, the terms of this letter agreement shall govern and control.

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17. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed entirely in that state, without regarding to any principles of conflicts of laws thereof.

18. This letter agreement may be executed in one or more counterparts (including by facsimile or email “PDF” transmission), and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

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Please acknowledge where indicated below that the foregoing represents your understanding and agreement with respect to the matters described in this letter agreement.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Charles Bancroft
Name:	Charles Bancroft
Title:	Executive VP & Chief Financial Officer

Acknowledged and Agreed:

SANOFI

By:	/s/ Boisson Gilles
Name:	Boisson Gilles
Title:	Authorized Representative

[Signature Page to Side Letter]

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[*][NOTE: TABLE CONTENT IS OMITTED.]

SCHEDULE 2.10

INVENTORY PURCHASE

Transferred Inventory – Territories

PART A

Countries Products	Products	SKU	Estimated Future Sales (in unit)	Estimated Transferred Inventory as of Initial Closing Date (in units)	Estimated Unit Cost in local currency (before unit cost mark-up percentage)	Unit Cost Mark-up percentage	Estimated Unit Cost in local currency (after unit cost mark- up percentage)	Selling Companies	Seller’s Premises	Purchasing Companies
MEXICO Plant 1622								Bristol-Myers Squibb de Mexico, S. de R.L. de C.V.

TOTAL MEXICO Plant

MEXICO Market 1624								Bristol-Myers Squibb de Mexico, S. de R.L. de C.V.

TOTAL MEXICO Market

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ARGENTINA 1744		Bristol-Myers Squibb Argentina S. R. L

TOTAL ARGENTINA

CANADA		Bristol-Myers Squibb Canada Co.
1728

TOTAL CANADA

US		Bristol-Myers Squibb Sanofi- Synthelabo Partnership
1658
Bulk 1248

TOTAL US

PUERTO RICO		Bristol-Myers Squibb Puerto Rico/Sanofi- Synthelabo Puerto Rico
1682

TOTAL PUERTO RICO

AUSTRALIA		Bristol-Myers Squibb Australia Pty. Ltd
1741

TOTAL AUSTRLIA

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SPAIN		Bristol-Myers Squibb, S.A.U.
1395

TOTAL SPAIN

GREECE		Bristol-Myers Squibb A.E.
1597

TOTAL GREECE

GERMANY		Bristol-Myers Squibb GmbH & Co. KGaA
1332

TOTAL GERMANY

ITALY		Bristol-Myers Squibb S.r.l.
1340

TOTAL ITALY

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PART B

Countries Products	Products	SKU	Selling Companies	Purchasing Companies
Austria	Clopidogrel

Belgium	Clopidogrel

Irbesartan

Denmark	Clopidogrel

Finland	Clopidogrel

France	Clopidogrel

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Countries Products	Products	SKU	Selling Companies	Purchasing Companies

Irbesartan

Hong Kong	Clopidogrel

Ireland	Clopidogrel

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Countries Products	Products	SKU	Selling Companies	Purchasing Companies

Irbesartan
Italy	Clopidogrel

The Netherlands	Clopidogrel

Irbesartan

Norway/Iceland	Clopidogrel

Portugal	Clopidogrel

Irbesartan

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Countries Products	Products	SKU	Selling Companies	Purchasing Companies

Sweden	Clopidogrel

Switzerland	Clopidogrel

Irbesartan

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Countries Products	Products	SKU	Selling Companies	Purchasing Companies

United Kingdom	Clopidogrel

Irbesartan

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SCHEDULE 4.2(b)

ASSIGNED CONTRACTS

1.	Contracts with [*].

a)	Agreement effective April 1, 2009 between [*] and [*].

b)	Amending Agreement No. 1 effective as of July 15, 2010 between [*] and [*]

c)	Amending Agreement No. 2 effective as of April 26, 2011 between [*] and [*].

2.	Additional [*] contracts.

a)	Industry Support Agreement effective as of November 18, 2010 among [*], [*] and [*].

b)	Confidential Disclosure Agreement dated as of October 8, 2010 among [*], and [*].

c)	Confidential Disclosure Agreement dated as of March 23, 2011 between [*] and [*].

d)	Professional Services Agreement dated March 15, 2012, between [*] and [*] (each, a duly authorized representative of the [*] of the first part, and [*] of the second part.

e)	Non-Disclosure Agreement dated as of February 8, 2012 between [*] and [*].

f)	Confidential Disclosure Agreement dated as of July 12, 2011 between [*] and [*].

g)	Confidential Disclosure Agreement dated as of February 14, 2012 between [*] and [*].

h)	Confidential Disclosure Agreement dated as of March 1, 2011 between [*] and [*].

i)	Professional Services Agreement dated as of January 10, 2012 between [*] and [*].

j)	Confidential Disclosure Agreement dated as of December 22, 2011 between [*] and [*].

k)	Professional Services Agreement effective as of May 10, 2012 between [*] and [*].

l)	Convention de Non-Divulgation de Renseignements Confidentiels effective as of February 28, 2012 between [*] and [*]

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SCHEDULE 7.2(b)

INTELLECTUAL PROPERTY ACTIONS

[*] [NOTE: TABLE CONTENT IS OMITTED]

Clopidogrel

Type of Action Brought	Country/ Jurisdiction/ Court	Parties	Patents and Expiration Dates, Including Extensions (in each case, if applicable)	Date Suit Filed

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Irbesartan

Type of Action Brought	Country/ Jurisdiction/ Court	Parties	Patents and Expiration Dates, Including Extensions (in each case, if applicable)	Date Suit Filed

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SCHEDULE 9.1

PENDING CLAIMS

[*] [NOTE: TABLE CONTENT IS OMITTED]

Claims set forth on Schedule 7.2(b) are incorporated by reference in all instances where either Sanofi or BMS or their respective Affiliates (including the alliance partnerships) face actual or threatened liability.

Clopidogrel

Type of Action Brought	Country/ Jurisdiction/ Court	Parties	Description	Date Suit Filed

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Irbesartan

Type of Action Brought	Country/ Jurisdiction/ Court	Parties	Description	Date Suit Filed

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Exhibit A

Transfer of Marketing Authorizations

[*] [NOTE: TABLE CONTENT IS OMITTED]

MAs to be transferred to Sanofi

The following information represents the best knowledge and intentions of the Parties as of the date of the side letter and is subject to change based on interactions and feedback from regulators.

There are no ongoing regulatory procedures that impact the proposed submission dates and there are no clinical trials being conducted for the MAs described below.

The ownership of the Irbesartan and Irbesartan hydrochlorotiazide Company Core Data Sheets will be transferred to Sanofi at the time the E2B files and Excel sheets from BMS are imported into the Sanofi’s Pharmacovigilance database (AWARE) or at the time the approval of the last MAH transfer is approved Worlwide, whichever comes first.

Country	Product name	MA number (s)	License type	General description of HA transfer process	Fees (USD)	BMS obligations	Sanofi obligations	Expected submission date	Expected approval date	Comments

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MAs to be withdrawn by BMS

Country	Product name	MA number (s)	License type	Actual Submission date	Approval date Actual (A) Expected (E)

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Cease of BMS as Sanofi’s regulatory agent

Country	Product name	MA number (s)	License type	BMS obligations	Sanofi obligations	Expected submission date	Expected effective date

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Exhibit B

Swiss Share Purchase Agreement

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EXECUTION VERSION

TRANSFER OF SHARE AGREEMENT

AMONG

SANOFI SA, a company registered under Swiss law, having its head office at 3 route de Montfleury, 1214 Vernier, Switzerland,

(hereinafter referred to as “SASA”),

and

BRISTOL-MYERS SQUIBB AG, a company registered under Swiss law, having its head office at Neuhodstrasse 6, 6340 Baar, Swizerland,

(hereinafter referred to as “BMS AG”),

SASA and BMS AG shall also be hereinafter referred to as “Party” or collectively as the “Parties”, as the case may be.

WITNESSETH

WHEREAS, on September 27, 2012 Sanofi entered into a Master Restructuring Agreement with Bristol-Myers Squibb to simplify the overall governance, operating and financial principles of its alliance with respect to Ibersartan products worldwide (other than Japan, which is not cover by its alliance) and Clopidogrel products worldwide (other than in Japan, which is not covered by its alliance, and the U.S.);

WHEREAS, in Switzerland the owner of the marketing authorizations of Irbesartan products and Clopidogrel products is the company SANOFI/BRISTOL-MYERS SQUIBB SA (hereinafter referred to as SANOFI/BMS), which its head office at 3route de Montfleury, 1214 Vernier Switzerland;

WHEREAS, SANOFI/BMS is owned by SASA for [*] and BMS AG for [*];

WHEREAS, according to the Master Restructuring Agreement, at the closing date on January 1, 2013, SANOFI/BMS shall be owned at 100% by SASA;

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NOW THEREFORE, in consideration of the mutual agreements and undertakings contained herein, the Parties, intending to be legally bound hereby, agree as follows;

ARTICLE 1

BMS AG shall transfer to SASA [*] of SANOFI/BMS. Each share has a face value of [*].

ARTICLE 2

The price of the transaction is [*]. The payment shall be done on January 1, 2013.

ARTICLE 3

The transfer of the property rights shall be effective on January 1, 2013.

ARTICLE 4

BMS AG confirms and guarantees that the [*] have no pledge, no mortgage or any other obligation, which can prevent the transfer, annihilate or reduce the rights of BMS AG on the [*].

ARTICLE 5

On January 1, 2013, [*] shall resign of the board of Directors of SANOFI/BMS with immediate effect.

ARTICLE 6

All disputes arising out of or in connection with this agreement shall be settled by the competent court in Geneva, Switzerland, in accordance with Swiss Law.

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IN WITNESS WHEREOF, the Parties hereto have caused this agreement to be executed by their duly authorized representatives as of the date first above written.

Vernier,
SANOFI SA		BRISTOL-MYERS SQUIBB AG

By:		By:
Name:	Fabrizio Guidi	Name:
Title:	Country Manager	Title:

By:		By:
Name:	Robert-Henri Séchaud,	Name:
Title:	Licence Manager	Title:

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Exhibit C

[*] [NOTE: CONTENT IS OMITTED]

Return Process Proposal for Canada

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Exhibit D

List of Tender Offers in Italy and Mexico to be assigned by BMS Affiliates to Sanofi Affiliates

[*] [NOTE: TABLE CONTENT IS OMITTED]

List of Tenders in Italy

Customer name	Type of tender	Entry date	Tender n.	Product	Q.ty	Last price	disc. %	start from	end to	decision n.

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List of Tenders in Mexico

Institution	Product	Units in 2013	End Date

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